Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO SECURED

REVOLVING CREDIT AGREEMENT

Dated as of August 5, 2003

AMENDMENT NO. 1 (this “Amendment”) to SECURED REVOLVING CREDIT AGREEMENT among MONSTER WORLDWIDE, INC., a Delaware corporation formerly known as TMP Worldwide Inc. (“Monster Worldwide”), TMP WORLDWIDE LIMITED (“TMPWL”), an indirect wholly owned subsidiary of Monster Worldwide organized under the laws of the United Kingdom, BARTLETT SCOTT EDGAR LIMITED (“BSEL”, with TMPWL, the “UK Borrowers”), an indirect wholly owned subsidiary of Monster Worldwide organized under the laws of the United Kingdom, the other “Subsidiary Borrowers” party from time to time hereto (each a “Borrower,” collectively the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), FLEET NATIONAL BANK, as sole lead arranger and as administrative agent (in such capacity, the “Administrative Agent”), THE ROYAL BANK OF SCOTLAND plc, as syndication agent, and LASALLE BANK NATIONAL ASSOCIATION, as documentation agent.

PRELIMINARY STATEMENTS:

                1.     The Borrowers, the Lenders, the Agents have entered into a Secured Revolving Credit Agreement dated as of April 7, 2003 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                2.     The parties hereto hereby agree as follows:

                SECTION 1.      AMENDMENTS TO CREDIT AGREEMENT

                1.1     Amendment to Introductory Paragraph and Defined Term.  The defined term “TMP WORLDWIDE INC., a Delaware Corporation (“TMP”)” in the introductory paragraph to the Credit Agreement is hereby amended to read “MONSTER WORLDWIDE, INC, a Delaware Corporation (“Monster Worldwide”)”.  All references to TMP in the Credit Agreement shall hereafter refer to Monster Worldwide.

                1.2     Amendment to Section 7.12.  Section 7.12 of the Credit Agreement is hereby amended in its entirety to read:

To the extent not otherwise satisfied on the Closing Date with respect to the Foreign Subsidiaries directly owned by Monster Worldwide or any Subsidiary Guarantor, no later than September 15, 2003, Monster Worldwide shall, and shall cause each of its Subsidiary Guarantors directly owning a Foreign Subsidiary to, deliver to the Administrative Agent pledge documents executed with respect to 65% of the Capital Stock of each such Foreign Subsidiary and any other document or instrument reasonably requested by the Administrative Agent and take any other actions specified in the Guarantee and Collateral Agreement necessary to grant to the Administrative Agent a perfected Lien on such Capital Stock, all in form and substance reasonably satisfactory to the Administrative Agent.

                SECTION 2.     CONDITIONS TO EFFECTIVENESS

                2.1     Execution and Delivery.   This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment.

                SECTION 3.     REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

                Each Loan Party represents and warrants as follows:

                3.1     Representations and Warranties in Credit Agreement.   Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date of this Amendment and after giving effect to this Amendment, no Event of Default has occurred and is continuing.

                3.2     Corporate Power and Authority.  Each Loan Party is duly authorized and empowered to enter into, execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of such Loan Party or any consent or the authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (except as specifically contemplated by the Loan Documents); (ii) contravene any Loan Parties’ charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause such Loan Party to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Loan Party; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which such Loan Party is a party or by which it or its Properties may be bound or affected that could reasonably be expected to have a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by such Loan Party (except as specifically contemplated by the Loan Documents).

                3.3     Legally Enforceable Agreement.   This Amendment is a legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                SECTION 4.     REFERENCE TO AND EFFECT TO THE CREDIT AGREEMENT AND NOTES.

                4.1     References.   On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                4.2     Full Force and Effect.   The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                4.3     No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                SECTION 5.     COSTS AND EXPENSES.

                5.1     Payment on Demand of Costs and Expenses.   Each Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.5 of the Credit Agreement.

                SECTION 6.     MISCELLANEOUS

                6.1     Execution in Counterparts.   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                6.2     GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MONSTER WORLDWIDE, INC., as Borrower

By:	/s/ David Trapani
Name: David Trapani
Title: Treasurer

TMP WORLDWIDE LIMITED, as Borrower and UK Borrower

By:	/s/ Stephen Cooney
Name: Stephen Cooney
Title: Director

BARTLETT SCOTT EDGAR LIMITED, as Borrower and UK Borrower

By:	/s/ David Moffatt
Name: David Moffatt
Title: Director

CAREERBAY.COM LLC

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: Chairman and CEO of Monster Worldwide, Inc., Managing Member

CORPORATE COMMUNICATIONS INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

FASTWEB, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

FINAID PAGE, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

FINAID PAGE, LLC

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President, FastWeb, Inc., Managing Member

FLIPDOG INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

GENERAL DIRECTORY ADVERTISING SERVICES, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

TMP ADVERTISING CORP.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

THE HAMEL GROUP, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

HIRINGTOOLS.COM, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

HUNT MARKETING, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

IN2, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

INTERFACE REALTY, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: Vice President

M.S.I. - MARKET SUPPORT INTERNATIONAL, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTER (CALIFORNIA), INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTER, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTER GOVERNMENT SOLUTIONS, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTER WORLDWIDE TECHNOLOGIES, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTER.COM INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTERMOVING.COM, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

CASHBACK2.COM, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

CRAIGHEAD, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MONSTERTRAK CORPORATION

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MOVECENTRAL, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

MOVING.COM INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

OCC.COM INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

O’CONNOR AGENCY

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

PROVIDENCE DIRECTORY SOLUTIONS, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

TELEPHONE DIRECTORY ADVERTISING, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

TMP DIRECTIONAL MARKETING INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

TMP ADVERTISING SERVICES, L.P.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President, TMP Advertising Corporation, General Partner

TMP FOX ACQUISITION CORP.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

TMP INTERACTIVE OF NY, LLC

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: Chairman and CEO of Monster Worldwide, Inc., Managing Member

TMP WORLDWIDE INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

TMP.COM INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

US MOTIVATION, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

USMOTIVATION PROMOTIONAL SERVICES, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

VIRTUAL RELOCATION.COM, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

FLEET NATIONAL BANK, as Administrative Agent and as a Lender

By:	/s/ Thomas J. Levy
Name: Thomas J. Levy
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND plc, as Syndication Agent and as a Lender

By:	/s/ Julian Dakin
Name: Julian Dakin
Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:	/s/ Anthony M. Buehler
Name: Anthony M. Buehler
Title: Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Vincent Muldoon
Name: Vincent Muldoon
Title: Relationship Director

FIFTH THIRD BANK, as Lender

By:	/s/ Ann Pierson
Name: Ann Pierson
Title: Corporate Banking Officer